UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: April 23, 2004
(Date of earliest event reported)

Mitcham Industries, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-25142 (Commission File Number)	76-0210849 (IRS Employer Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas (Address of principal executive offices)		77342 (Zip Code)

936-291-2277

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed as a part of this report:

99	Mitcham Industries, Inc. press release dated April 23, 2004.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, information attached as Exhibit 99 is being be furnished pursuant to Item 12 and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 12. Results of Operations and Financial Condition.

     On April 23, 2004, Mitcham Industries, Inc. announced that because an employee has raised concerns about internal controls at the Company’s Canadian subsidiary that may affect receivables in the unpublished fourth quarter results of operations, the Company would not release its earnings for the fourth quarter and the fiscal year ended January 31, 2004, as previously scheduled. For additional information, see the April 23, 2004 press release furnished as Exhibit 99 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITCHAM INDUSTRIES, INC.
Date: April 29, 2004	By:	/s/ P. Blake Dupuis
P. Blake Dupuis
Chief Operating Officer, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
99	Mitcham Industries, Inc. press release dated April 23, 2004.